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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - March 31, 1999


                             United National Bancorp
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

        000-16931                                    22-2894827
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 (Commission File Number)                (IRS Employer Identification No.)

                1130 Route 22 East, Bridgewater, New Jersey 08807
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                    (Address of Principal Executive Offices)

                                  908-429-2200
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                         (Registrant's Telephone Number)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 1999, subject to the terms and conditions of the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") dated as of September 22, 1998, between United National Bancorp ("United"), United National Bank ("UNB"), Raritan Bancorp Inc. ("Raritan") and The Raritan Savings Bank (the "Bank"), Raritan was merged with and into United, with United being the surviving corporation (the "Merger"). In accordance with the Merger Agreement, each share of the common stock, $0.01 par value per share, of Raritan ("Raritan Common Stock") outstanding immediately prior to the effective time of the Merger was converted into the right to receive 1.595 shares of the common stock, $1.25 par value, of United ("United Common Stock"). The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles. As a result of the Merger, approximately four million shares of United Common Stock were issued in exchange for Raritan Common Stock.

         Certain information regarding the Merger, United and Raritan, including, but not limited to, the manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by United therefor, the method used for determining the amount of such consideration, the nature of any material relationships between United and Raritan or any officer or director of Raritan or any associate of such officer or director, the nature of Raritan's business and United's intended use of the assets acquired in the Merger is set forth in the Joint Proxy Statement-Prospectus dated February 24, 1999 included in United's filing with the SEC pursuant to Rule 424(b)(3) of the Securities Act (Registration No. 333-67763). The Joint Proxy Statement-Prospectus included in United's filing with the SEC pursuant to Rule 424(b)(3) of the Securities Act is incorporated herein by reference as Exhibit 99.1.

ITEM 5.  OTHER EVENTS

         As reported above under Item 2, on March 31, 1999, United completed its merger with Raritan. The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles.

         The following supplemental combined consolidated financial statements of United restating United's historical consolidated financial statements as of and for the three years ended December 31, 1998 to reflect the Merger are incorporated herein by reference to Exhibit 99.2 filed herewith:

         1. Management's Discussion and Analysis.

         2. Combined  Consolidated  Balance  Sheets as of December  31, 1998 and
            1997.

         3. Combined Consolidated Statements of Income for the three years ended December 31, 1998.

         4. Combined Consolidated Statements of Changes in Stockholders' Equity for the three years ended December 31, 1998.

         5. Combined Consolidated Statements of Cash Flows for the three years ended December 31, 1998.

         6. Notes to the Combined Consolidated Financial Statements.

         The report of KPMG LLP, independent accountants, on the supplemental combined consolidated financial statements of United as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 is incorporated by reference to Exhibit 99.2.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  The historical financial statements of Raritan as filed in its Annual Report for the fiscal year ended December 31, 1997, are incorporated herein by reference to Exhibit 99.3 filed herewith.

         (b)      Unaudited Pro Forma Combined Condensed Financial Information.

                  UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

                  The pro forma combined condensed financial information on pages 52-57 of the Joint Proxy-Statement Prospectus included in United's SEC filing pursuant to Rule 424(b)(3) of the Securities Act is incorporated herein by reference to Exhibit 99.1.

         (c)      Exhibits:

                  2.1 Amended and Restated Agreement and Plan of Merger dated September 22, 1998, among United National Bancorp, United National Bank, Raritan Bancorp, Inc. and The Raritan Savings Bank (incorporated by reference from Appendix A to the Joint Proxy-Statement Prospectus included in United's SEC filing pursuant to Rule 424(b)(3) of the Securities Act included herein as Exhibit 99.1).

                  23       Independent Accountants' Consent.

                  99.1 United's Joint Proxy Statement-Prospectus dated February 24, 1999, included in United's filing with the SEC pursuant to Rule 424(b)(3) of the Securities Act (Registration No. 333-67763).

                  99.2 Supplemental Combined Consolidated Financial Information of United.

                  99.3 Raritan Financial Information for year ended December 31, 1997, previously filed as part of Exhibit 13 to Raritan's Annual Report on Form 10-K for year ended December 31, 1997.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          UNITED NATIONAL BANCORP


                                               DONALD W. MALWITZ
Dated: April 14, 1999                     By: ____________________________
                                               Donald W. Malwitz
                                               Vice President and Treasurer